UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2016

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana	47250-0590
(Address of Principal Executive Offices)	(Zip Code)

(812) 273-4949
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.
On March 1, 2016, pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), dated October 26, 2015, among River Valley Bancorp (“River”), German American Bancorp, Inc. (“GAB”), River Valley Financial Bank and German American Bancorp, River merged with and into GAB, with GAB as the surviving corporation (the “Merger”). Immediately following the Merger, effective as of March 1, 2016, River Valley Financial Bank, a wholly-owned bank subsidiary of River, merged with and into German American Bancorp, a wholly-owned bank subsidiary of GAB, with German American Bancorp as the surviving bank.
At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of River, without par value per share, converted into the right to receive (i) $9.90 in cash (the “Cash Consideration”) and (ii) 0.770 (the “Exchange Ratio”) shares of common stock of GAB, without par value. At the Effective Time and subject to the consent of the option holders (which consent was provided by each option holder), all River stock options converted into the right to receive an amount, payable in cash, equal to the product of (i) the total number of shares of River common stock subject to such River stock option and (ii) the positive difference, if any, of the (a) Cash Consideration on a per share basis plus (b) the Exchange Ratio multiplied by $30.96 (which amount represents the weighted volume average of the per share closing prices of a share of GAB common stock as quoted on the NASDAQ Global Select Market during the twenty (20) trading days ending on February 26, 2016) less the exercise price of such River stock option.
The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to River's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2015, and is incorporated herein by reference.
Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, on February 29, 2016, River requested that the NASDAQ Capital Market (“NASDAQ”) file a notification on Form 25 with the SEC to request the removal of shares of River common stock from listing on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934. The NASDAQ has filed such notification of removal from listing on Form 25 with the SEC with respect to River common stock.
Item 3.03  Material Modification to the Rights of Security Holders.
The information set forth above in Items 2.01 and 3.01 is incorporated herein by reference.
Item 5.01  Changes in Control of Registrant.
The information set forth above in Item 2.01 is incorporated herein by reference.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Effective Time, all directors and executive officers of River ceased serving in such capacities.
Item 8.01  Other Events.
On February 29, 2016, GAB issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated October 26, 2015, among German American Bancorp, Inc., River Valley Bancorp, River Valley Financial Bank, and German American Bancorp (attached as Exhibit 2.1 to River's Current Report on Form 8-K filed on October 26, 2015, and incorporated herein by reference).

99.1	Press Release issued by German American Bancorp, Inc. dated February 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 1, 2016	GERMAN AMERICAN BANCORP, INC.
as successor by merger to River Valley Bancorp

	By:	/s/ Mark A. Schroeder
Mark A. Schroeder
Chairman and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated October 26, 2015, among German American Bancorp, Inc., River Valley Bancorp, River Valley Financial Bank, and German American Bancorp (attached as Exhibit 2.1 to River's Current Report on Form 8-K filed on October 26, 2015, and incorporated herein by reference).

99.1	Press Release issued by German American Bancorp, Inc. dated February 29, 2016.